VESSEL UNDER CAPITAL LEASE, NET	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
VESSEL UNDER CAPITAL LEASE, NET
VESSEL UNDER CAPITAL LEASE, NET

(in thousands of $)	2017	2016
Cost	168,840	168,577
Accumulated depreciation and amortization	(62,895)	(57,391)
Net book value	105,945	111,186

As of December 31, 2017 and 2016, we operated one vessel, the Methane Princess, under a capital lease. The lease is in respect of a refinancing transaction undertaken during 2003, as described in note 21.

Drydocking costs of $8.3 million and $8.1 million are included in the cost amounts above as of December 31, 2017 and 2016. Accumulated amortization of those costs at December 31, 2017 and 2016 was $7.4 million and $5.8 million, respectively.

Depreciation and amortization expense for vessels under capital leases for each of the years ended December 31, 2017, 2016 and 2015 was $5.5 million.